Questar Corporation

A low-risk investment in the strong fundamentals of natural gas

NGV

QUESTAR®

Pre-separation Investor Meetings June, 2010 We find, produce and deliver clean energy. Exhibit 99.1

Keith O.
Rattie,
Chairman
Ronald W.
Jibson,
President and CEO of Questar Corporation
R. Allan
Bradley,
Executive VP & President, Questar Pipeline
James R.
Livsey,
Executive VP & General Manager, Wexpro
Martin H.
Craven,
Vice President and Chief Financial Officer
Sam
Brothwell,
Vice President Corporate Planning and Investor Relations

Questar outperformed 94% of the companies in the S&P 500 Index over the past decade...

1200%
1000%
800%
600%
400%
200%
0%
-200%
1/00
1/01
1/02
1/03
1/04
1/05
1/06
1/07
1/08
1/09
1/10

QUESTAR®

3 Questar 584%* S&P 500 -9% * Assumes reinvestment of dividends.

...and the spin-off creates two top-tier energy companies positioned to extend that success

Questar Corp.
Questar Gas
Questar Pipeline
Wexpro
QEP Resources
QEP Energy
QEP Field Services
QEP Marketing

QUESTAR®

Marketing Retail Distribution Interstate Transportation Production Gathering & Processing Exploration & Production 4

Questar returns to its roots — a Rockies-based integrated natural gas company with three complementary growth businesses…

QUESTAR®

Wexpro
— develops low-cost natural
gas for Questar Gas utility customers
under the 1981 Wexpro Agreement
Questar Pipeline
— transports
natural gas in the “heart of the Rockies”
with 2,568 miles of pipe and the largest
gas storage field (51Bcf) in the Rockies
Questar Gas
— delivers natural gas
to over 900,000 homes and businesses
in Utah, Wyoming & Idaho
UTAH
NEVADA
IDAHO
COLORADO
WYOMING
ARIZONA NEW MEXICO
Retail gas distribution
Pipeline network
Wexpro production
Producing basins
Midstream & storage
Greater Green
River Basin
Headquarters:
Salt Lake City
Piceance
Basin
Uinta Basin

...led by a management team with a strong track record of growth and performance

Wexpro
Net Income ($Millions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
800
700
600
500
400
300
200
100
0
Reserves (Bcfe)
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Questar Pipeline
Net Income ($Millions)
$70
$60
$50
$40
$30
$20
$10
$0
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Contract Demand (Mdth/day)
*1999
2000
2001
2002
2003
2004
**2005
2006
2007
2008
2009

Questar Gas
Net Income ($Millions)
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1,000
800
600
400
200
0
Customers (Thousands)
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

Proforma Questar Corp.
Net Income ($Millions)
$200
$150
$100
$50
$0
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Return on Equity
*1999
2000
2001
2002
2003
2004
**2005
2006
2007
2008
2009

QUESTAR®

6 * excludes $31.3MM write-down of TransColorado Pipeline ** excludes $10.4MM write-down of So. Trails Pipeline

Questar Corporation

Ronald W. Jibson
President and Chief Executive Officer

QUESTAR®

7

Our integrated business model offers a compelling investment opportunity

Wexpro
- 19%+ earned ROE
- 100% equity capitalization
- $432 MM investment base

Questar Pipeline (QPC)
- 11.75% allowed ROE (FERC)
- 54% equity capitalization
- $866 MM rate base

Questar Gas (QGC)
- 10.35% allowed ROE (Utah)
- 52% equity capitalization
- $833 MM rate base

Wexpro
$80.7 MM
45%
QPC
$58.2 MM
32%
QGC
$41.6 MM
23%

QUESTAR®

8 Growth Solid returns Financial strength Superior total-return potential 2009 Proforma: Net Income: $181 MM 2010 Guidance: Net Income: $180-185 MM EPS: $1.00-1.05/share

Wexpro protects our low-cost position while driving growth and returns

QUESTAR®

Wexpro develops cost-of-service reserves that
keep our gas utility rates the lowest in the U.S.
1981 Wexpro Agreement
-
Economic model similar to a utility
-
Not regulated or subject to rate cases
-
Covers defined set of producing properties
-
Extends for life of properties
-
Provides
19%+
after-tax return on
successful development drilling
A win/win for customers and investors…
And a long-lived, very valuable asset

Wexpro's investment base and net income have more than doubled over the past five years...

182.8
206.3
260.6
300.4
410.6
431.9
2004
2005
2006
2007
2008
2009

35.3
43.7
50.0
59.2
73.9
80.7
2004
2005
2006
2007
2008
2009

QUESTAR®

10 Investment Base ($Millions) Net Income ($Millions) $421MM Average 2009 2009: ~$81MM ~19% Return Successful wells Depreciation Deferred taxes

Wexpro provides significant savings to Questar Gas ratepayers

$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$ per Dth
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
COS gas (Includes benefits and costs from all Wexpro Agreement categories)
Purchased gas (net-to-well purchased gas cost)

QUESTAR®

11 Purchased gas vs. Cost-of-service gas Wexpro supply has saved Questar Gas customers $870 MM over the past decade, while generating a 19%+ after-tax return on a growing investment base.

We plan to invest $500-$700MM in new Wexpro drilling over the next 5 years

Over 800 new drilling locations
support roughly $1.3 billion of future
new investment and a decade of
ongoing development
Includes > 200 locations at Pinedale,
the largest gas field in the Rockies
Investment base growth potential 20%
to 50% through 2014
Annual investment driven by utility
needs, pace of field development and
cost/pricing trends
Producing basin
UTAH
COLORADO
WYOMING
Uinta
Green River
Pinedale
215 locations
Moxa Arch
278 locations
Vermillion
219 locations
Uinta
99 locations

Questar Pipeline serves our utility and major export pipes from four key hubs

EBITDA ($ millions)
88.3
122.4
125.5
176.8
162.8
2005
2006
2007
2008
2009
2010E
Rate Base ($MM)
1,000
800
600
400
200
0

QPC Daily Average Delivery (MMcf/d)
Export Pipeline
Utilities
2,500
2,000
1,500
1,000
500
0
2006
2007
2008
2009
2010*

Northwest
Kern River
T.C.

QUESTAR®

* projected 2010 based on Q1
Questar Pipeline
Wexpro production
Producing basins
UTAH
IDAHO
WYOMING
COLORADO
OPAL
HUB
CLAY BASIN
STORAGE
WAMSUTTER
HUB
WHITE
RIVER HUB
GOSHEN
HUB
REX
WIC
CIG
So. Star
Ruby
Local utility

Questar Pipeline has a solid inventory of near- and long-term growth projects

Project Name In Service Cost Revenue
Overthrust Compression Expansion (REX) In Service 42.1 12.5
Overthrust Loop Expansion (Ruby) 3/1/2011 99.9 14.4
ML 103 Expansions to White River Hub (Phase I & II) 7/1/2011 7.4 1.9
ML 68 Clough Compression 8/1/2011 15.5 3.0
ML 104 Extension to Fidlar 11/2/2011 46.1 8.0
All Near Term Projects 211.0 39.8
Project Name In Service
ML 103 Expansion (Phase III) 11/1/2012
New Gas Storage 11/1/2013
Field Service & Midstream Opportunities 11/1/2014
Cost
200
Near term (2011):
Long term (2012 and beyond):
• Well-positioned to capture future Rockies gas production growth
• Upside potential in regional shift to gas-fired power generation

“Mile-for-mile” Overthrust is the best positioned pipeline in the Rockies

Project Name:	Overthrust Loop Expansion	
New Facilities	43 miles / 36” pipeline	
Additional Capacity	800 Mdth/d West	100 Mdth/d East
Contracted Capacity	~600 Mdth/d @ 10 Year Term	0 Mdth/d
FERC Application	October 15, 2009 - submitted	
In-Service	March 1, 2011 to support Ruby	

Overthrust Volume (Dth/d)
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
East Flow
West Flow
2006
2007
2008
2009
2010
2011

Opal
Roberson
Blacks Fork
Rock Springs
Point Of Rocks
Wamsutter
NWP
Ruby
OVT
OVT
OVT
QPC
K. River
REX
CIG
WIC
Overthrust Loop Expansion

QUESTAR ®

Planned In-Service: 03/01/2011 Map Detail: Southwestern Wyoming 15

Questar Gas supplies the growing Utah market with clean, low-cost energy

118.3
116.1
114.9
125.7
130.7
1,000
800
600
400
200
0
Rate Base ($MM)
2005
2006
2007
2008
2009
2010E

QUESTAR®

16

Cities served:  277
Customers (+ 1.3%): 904,040
2009 deliveries: 169 MMdth
Rate base (1/1/10): $833 MM
Allowed return on equity (effective 8/10) 10.35%
Equity component of capital structure: 52%
EBITDA ($ millions)
Questar Gas
Major cities served
Questar Pipeline
Logan
Ogden
Salt Lake City
Rock Springs
Cedar City/
St. George
Price
Park City
Provo
UTAH
IDAHO
WYOMING
COLORADO

Questar Gas ranks as one of the nation's top-performing natural gas utilities...

Questar Gas has earned or exceeded its allowed ROE in each of the past five years while maintaining low rates and high reliability.
Return on equity
Efficiency
Customer rates
Customer growth
Market penetration
Customer satisfaction
Earned allowed ROE 5 straight years
Ranks 3rd of 73 in O&M/customer
Among nation’s lowest
2-3% (U.S. average 1- 2%)
> 95%
89% favorable
Key performance metrics Questar Gas utility:

...and our customers and investors benefit from fair and reasonable regulation

Return on equity
Revenue decoupling
Conservation program
Infrastructure upgrades
Weather normalization
Gas-cost pass-through
Bad-debt expense
System integrity
10.35%
Protects revenue and returns
Encourages energy efficiency
Tracker avoids recovery “lag”
Stabilizes rates and revenue
Covered in rates
Gas-cost portion covered in rates
Costs recovered
Key return drivers

Increased capital investment at Questar Gas drives rate base and income growth

5-Year CAGR 8.5%
$833MM
2009
2010
2011
2012
2013
2014

-
-
-
-
-

QUESTAR®

Expansion and upgrade of high-
pressure natural gas feeder lines
-
Serve new & existing customers
$300MM+ rate-base growth
8-9% annual growth through 2014
Cost tracker assures timely recovery
Drives similar net income growth
$1.2 - $1.3B
Questar Gas
Five-year rate-base expansion

Utah leads the U.S. in Natural Gas Vehicle development

LEGEND:
Logan
Brigham City
Ogden
Clearfield
Woods Cross
Park City
Wendover
Airport
North Temple
West Jordan
Murray
Sandy
Heber City
Orem
Provo
Springville
Vernal
Roosevelt
Duchesne
Nephi
Helper
Price
Mt. Pleasant
Delta
Fillmore
Salina
Richfield
Green River
Crescent Jct.
Moab
Hanksville
Beaver County
Panguitch
Monticello
Blanding
Cedar City
Washington County
St. George
Kanab
I-15
I-80
I-84
I-70
U-89
U-40
U-6
U-50
191

QUESTAR®

Refuel border-to-border
60 NGV refueling stations
Utah supports expansion
47% increase in refueling
capacity last 12 months
Natural gas competitively
priced:
<$1.00 equivalent vs.
$3.00+/gallon gasoline
Addresses air-quality
concerns
Expands Questar’s rate base
Utah’s
I-15
Corridor
Questar Gas NGV stations
2009 Increase in capacity
State-owned NGV stations
2009 Proposed new NGV sites
Private onsite refueling stations

Financial Overview

Martin H. Craven
Chief Financial Officer

QUESTAR®

® ® 21

Our five-year plan supports high single-digit five-year EBITDA and net income growth.

5-7% CAGR
134
171
197
2010
2011
2012
2013
2014
Range
QGC
QPC

QUESTAR®

$500-
$505MM
$600-
$650MM
Key Drivers:
Wexpro - $500 to $700MM 5 year CAPEX
QPC - $400MM 5 year growth CAPEX
QGC - $300MM feeder-line upgrade and
expansion program, covered in rates
through tracking mechanism
2-3% annual utility customer growth
Questar Gas rate case filed by July 2013

Cash flow, balance sheet, and business position support strong investment-grade credit ratings

EBIT/Interest 5X
FFO/Total Debt >30%
Debt/Capitalization 56%
Return on Equity >18%
Low-risk business model
Minimal commodity exposure
Constructive regulation

Key Credit Features
Capitalization & Liquidity $MM
3/31/10
Proforma*
Long-Term Debt $831
Short-Term Debt 362
Total Debt $1,193
Total Equity 940
Revolver Capacity 238
*
Proforma as of 3/31/10 adjusted for effects of spin transaction

We intend to increase the payout and accelerate dividend growth

$0.43
$0.51
2004
2009
2014 E

QUESTAR®

Quarterly dividend $0.13 per
share, $0.52 annualized
52% payout of 2010 net
income guidance
Payout target 50-60%
Payout “headroom” and net
income growth support 5-10%
annual dividend growth
Dividend Growth

Unique Wexpro opportunity
Capturing growth from wellhead to burner-tip
Industry-leading returns on capital
Solid and visible growth potential
Low-risk profile
Positive regulatory environment
Experienced, proven management team

Notes and caution regarding forward-looking statements

QUESTAR®

® ®
This presentation contains forward-looking statements within the meaning of the federal securities laws. Such statements are based on management's current expectations, estimates and projections, which are subject to a wide range of uncertainties and business risks. Factors that could cause actual results to differ from those anticipated are discussed in the company's periodic filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2009. Questar undertakes no obligation to publicly correct or update the forward-looking statements in this presentation to reflect future events or circumstances.  All such statements are expressly qualified by this cautionary statement.
Management defines EBITDA as Net Income before gains and losses on asset sales, interest and other income, interest expense, DD&A, abandonments, impairments, and income taxes.

27

New Questar Proforma
Income Statement TTM 3/31/10 (unaudited)

QUESTAR®

Questar Questar Parent & Consolidated
($ Millions)
Wexpro Pipeline Gas Eliminations Questar
Revenues $247.7 $252.1 $875.2 ($300.0) $1,075.0
Cash operating expenses 59.1 87.9 742.8 (301.7) 588.1
Income from unconsol. affiliate 0.0 3.8 0.0 0.0 3.8
EBITDA 188.6 168.0 132.4 1.7 490.7
DD&A 59.7 45.3 44.1 0.3 149.4
Interest expense 0.7 29.5 27.5 0.2 57.9
Gain (loss) on asset sales (0.4) 0.5 0.0 0.0 0.1
Other income (loss) 3.0 2.3 7.3 (0.2) 12.4
Income taxes 47.7 35.3 25.2 0.3 108.5
Net income $83.1 $60.7 $42.9 $0.7 $187.4

Questar Proforma Balance Sheet at 3/31/10 after $250MM QMR equity infusion
(unaudited)

QUESTAR®

Parent/Elims
Questar Questar & $250MM Proforma
($ Millions)
Wexpro Pipeline Gas QMR Equity Questar
Assets
Current assets $47.7 $105.2 $212.1 ($85.0) $280.0
Net PP&E 589.4 1,092.8 1,039.3 0.7 2,722.2
Other assets 16.4 43.5 27.9 (1.8) 86.0
Total assets $653.5 $1,241.5 $1,279.3 ($86.1) $3,088.2
Liabilities and equity
Current liabilities $49.6 $52.1 $161.4 ($35.1) $228.0
Short and LT debt 27.9 461.2 433.4 271.1 1,193.6
Other liabilities 170.7 170.9 259.2 125.6 726.4
Shareholders' equity 405.3 557.3 425.3 (447.7) 940.2
Total liabilities & equity $653.5 $1,241.5 $1,279.3 ($86.1) $3,088.2
Total debt to EBITDA 0.15x 2.75x 3.27x 2.43x

Cash flow supports a robust capital investment program

Questar
Pipeline
$161

QUESTAR®

2009 CAPEX $300 Million 2010 CAPEX Forecast $390 Million 30 Wexpro $116 Questar Gas $83 Questar Pipeline $101 Questar Gas $129 Wexpro $100

Our debt maturities are staggered – refinancing risk is low

500.0
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
6.45%

	2010	2011	2012	2013	2014	2015	After *
QGC	0.0	2.0	91.5	42.0	0.0	0.0	234.5
QPC	0.0	180.0	0.0	0.0	0.0	25.1	255.0

QUESTAR®

31 $182.0 $91.5 $42.0 $25.1 6.51% 5.11% 6.89% * Post-2015 maturities are concentrated in 2018 and beyond. $370.0 $460.1 $830.1 Total $489.5 6.80% 5.84%

Wexpro's low cost structure benefits customers and protects returns

$12
$10
$8
$6
$4
$2
$0

QUESTAR®

4Q 2009 total cost structure versus 42 E&P peers
(LOE + production taxes + G&A + interest + DDA)
Source: Company data and Credit-Suisse E&P Stat Sort,  March 23, 2010
Wexpro
$2.64/Mcfe
Average
$5.53/Mcfe
Wexpro supply has saved Questar Gas customers $870 MM over the past decade, while driving superior investment growth and returns.

Capital Expenditures
Excluded from
investment base,
cost absorbed by
shareholders via
higher
depreciation
Wexpro receives a
return of and return on
its investment base
increased by
successful drilling
decreased by
depreciation
Questar Gas
reimburses cost of
producing reserves
Wexpro’s earnings are not sensitive to
commodity prices
Wexpro earns a 19%+ after-tax return on its
investment base
Dry holes
Successful wells &
non-drilling costs
Operating
Costs

Southern system adds producer flexibility to Uinta Basin's Fidlar processing hub

Project Name:	ML 104 Extension
New Pipeline	23.5 miles / 24" pipeline
Contracted Capacity	124,000 dth/d
Investment	$46.1 million
Rate ($/dth)	$0.17652
Revenue	$8.0 million

Bountiful
Salt Lake City
KRG
Lehi
American Fork
Orem
Provo
Goshen
Spanish Fork
Clay Basin
WIC
REX
Stagecoach Plant
Chipeta Plant
NWP
Meeker
ML 104 Extension
Fidlar
Green River Block Valve
Price
Nephi
CIG
White River Hub
Glenwood Springs

Enables QPC to extend QGC and CIG/Anadarko ML 104
transportation contracts
Rate increase from $0.13 to $0.17 (QPC max rate)
Supports expansions/deliveries to Goshen and WRH
Provides QPC shippers better access to Uinta Basin gas
Supports QGM’s Uinta Basin hub strategy
Adds redundancy and operational flexibility

Planned  In-Service:  11/01/11